Exhibit 10.1
SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
This Sixth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of November 30, 2022, by and among GRT OP, L.P., a Delaware limited partnership f/k/a GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Amendment as “Lenders” (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the Agent, the Lenders and other financial institutions party thereto have entered into that certain Second Amended and Restated Credit Agreement as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2021, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 28, 2022 and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2022 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and
WHEREAS, the Borrower, the Agent and the Lenders (which constitute Majority Lenders) have agreed to amend certain terms of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.The Existing Credit Agreement is hereby amended as follows:
(a)Section 3.15 of the Existing Credit Agreement is hereby amended by deleting the second full sentence therein.”
(b)Section 5.02(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Tangible Net Worth of not less than (1) prior to the consummation of an IPO, the sum of (i) $2,030,720,237.00, plus (ii) (A) seventy-five percent (75%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Credit Party) received by the Parent or the Borrower at any time from the issuance of stock (whether common, preferred or otherwise) of the Parent or the Borrower after the date of this Agreement, plus (B) seventy-five percent (75%) of the amount of operating partnership units of the Borrower issued after the Agreement Effective Date, minus (iii) seventy-five percent (75%) of the amount of any payments that are used to redeem stock (whether common, preferred or otherwise) of the Parent or the Borrower or to redeem operating partnership units of the Parent after the
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date of this Agreement, minus (iv) any amounts paid for the redemption or retirement of, or any accrued return on, the preferred equity issued under the 2018 Preferred Documents minus (v) without duplication, seventy-five percent (75%) of the Tangible Net Worth of the Restricted Payments that are made in relation to the SpinCo Transaction or (2) at all times from an after the consummation of an IPO, the sum of (i) and amount equal to 75% of the Tangible Net Worth at the time of the IPO, plus (ii) (A) seventy-five percent (75%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Credit Party) received by the Parent or the Borrower at any time from the issuance of stock (whether common, preferred or otherwise) of the Parent or the Borrower after the date of the IPO, plus (B) seventy-five percent (75%) of the amount of operating partnership units of the Borrower issued in connection with the contribution of any real estate or other assets of the Borrower after the date of the IPO;”
2.SpinCo Transaction. Section 1.01 of the Existing Credit Agreement is hereby amended by adding thereto the following new defined term:
“SpinCo Transaction” means a transaction (effectuated through a series of steps) that results in (a) certain industrial and office properties as more particularly identified on Schedule I annexed hereto, currently owned indirectly by Borrower, being contributed to a newly formed and to-be-listed public company (“Industrial SpinCo Trust”), and (b) the distribution of interests in Industrial SpinCo Trust (and related assets) to the then current shareholders in Parent and operating partnership unitholders in Borrower.
3.Representations and Warranties.
(a)    The Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:
(i)    the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) or (ii) have been modified to reflect events occurring after the Amendment Effective Date (as defined below), as the same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents;
(ii)    this Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Existing Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
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(iii)    the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties; and
(iv)    no event has occurred and is continuing which constitutes a Default or an Event of Default.
4.Conditions to Effectiveness. This Amendment shall not be effective until the date (the “Amendment Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent on or prior to the date of this Amendment:
(a)This Amendment shall have been duly executed and delivered by the Credit Parties, the Administrative Agent and the Lenders (which shall constitute Majority Lenders)
(b)All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment shall have been duly and effectively taken.
(c)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
5.Except as expressly amended hereby, the remaining terms and conditions of the Existing Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as amended by this Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended by this Amendment. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement.
6.This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
7.This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Existing Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.
8.Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
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9.This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment under seal as of the date first written above.
BORROWER:
GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC.,
    a Maryland corporation, its General Partner

By:    /s/ Javier Bitar
Name:    Javier Bitar
Title:     Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDER:
KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank By: /s/ Christopher T. Neil Name: Christopher T. Neil Title: Senior Banker

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LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Dennis J. Haydel Name: Dennis J. Haydel Title: Vice President

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LENDER:
TRUIST BANK, f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank By: /s/ Ryan Almond Name: Ryan Almond Title: Director

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LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Terrance Alewine Name: Terrance Alewine Title: Vice President

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LENDER:
BANK OF AMERICA, N.A. By: /s/ Dennis Kwan Name: Dennis Kwan Title: Senior Vice President

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LENDER:
FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s/ Michael Glandt Name: Michael Glandt Title: Senior Vice President

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LENDER:
ASSOCIATED BANK, NATIONAL ASSOCIATION By: /s/ Mitchell Vega Name: Mitchell Vega Title: Senior Vice President

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LENDER:
REGIONS BANK By: /s/ Walter E. Rivadeneira Name: Walter E. Rivadeneira Title: Senior Vice President

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LENDER:
BMO HARRIS BANK N.A. By: /s/ Lloyd Baron Name: Lloyd Baron Title: Managing Director

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LENDER:
GOLDMAN SACHS BANK USA By: /s/ Keshia Leday Name: Keshia Leday Title: Authorized Signatory

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LENDER:
COMERICA BANK By: /s/ Charles Weddell Name: Charles Weddell Title: Senior Vice President

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LENDER:
FIRST HORIZON BANK (f/k/a First Tennessee Bank national Association) By: /s/ Jean M. Brennan Name: Jean M. Brennan Title: Senior Vice President

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[Exhibit I to Sixth Amendment to Second Amended and Restated Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and agree to the foregoing Sixth Amendment to Second Amended and Restated Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (as supplemented, the "Guaranty") dated April 30, 2019, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.
GUARANTOR:
GRIFFIN REALTY TRUST, INC.,
a Maryland corporation
By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SAN JOSE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HILLSBORO) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LINCOLNSHIRE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland     corporation, its General Partner

By:    /s/ Javier Bitar
Name:    Javier Bitar
Title:     Chief Financial Officer

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GRIFFIN (PARSIPPANY 10) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LONE TREE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CARMEL) ESSENTIAL ASSET REIT II, LLC
THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC
THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland     corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
PLAINFIELD PARTNERS, LLC
THE GC NET LEASE (LONE TREE) INVESTORS, LLC
THE GC NET LEASE (FORT MILL) INVESTORS, LLC,
THE GC NET LEASE (FORT MILL II) INVESTORS, LLC,
THE GC NET LEASE (LAKELAND) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE II) INVESTORS, LLC,
THE GC NET LEASE (SAVANNAH) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE III) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE IV) INVESTORS, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland     corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, L.P., a Delaware limited partnership

By:    GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II GP, LLC, a Delaware limited liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland             corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

THE GC NET LEASE (CHARLOTTE-NORTH FALLS) INVESTORS, L.P., a Delaware limited partnership

By:    THE GC NET LEASE (CHARLOTTE-NORTH FALLS) GP, LLC, a Delaware limited liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland             corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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THE GC NET LEASE (FRISCO) INVESTORS, LLC
THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC,
each a Delaware limited liability company

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited     liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland             corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

THE GC NET LEASE (COLUMBIA) INVESTORS, LLC,
a Delaware limited liability company

By:    THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company

By:    FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability company

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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ARCP OFC BIRMINGHAM AL, LLC,
ARCP OFC BURLINGTON MA, LLC,
ARCP OFC HUNTSVILLE AL, LLC,
ARCP ID BELLEVUE OH, LLC,
ARCP OFC SAN ANTONIO TX, LLC,
ARCP OFC PHOENIX (CENTRAL) AZ, LLC,
ARCP OFC JOHNSTON IA (PHASE II), LLC,
ARCP OFC BURLINGTON MA (PHASE 2), LLC,
VEREIT OFC LINCOLN HILL PA, LLC,
VEREIT OFC HOUSTON TX, LLC,
VEREIT OFC PHOENIX AZ, LLC,
VEREIT OFC TYLER TX, LLC,
COLE OFC LAKE JACKSON TX, LLC,
CIM OFC PLATTEVILLE CO, LLC,
CIM OFC ANDOVER MA, LLC,
CIM OFC SPARKS MD, LLC,
CIM OFC MEMPHIS TN, LLC,
CIM OFC ANDOVER (TECH) MA, LLC,
CIM OFC HUNT VALLEY MD, LLC,
each a Delaware limited liability company

By:     COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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COLE OFC SAN JOSE (RIDDER PARK) CA, LP,
a Delaware limited partnership

By:       Cole GP OFC San Jose (Ridder Park) CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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ARCP OFC SAN JOSE (ORCHARD) CA, LP,
a Delaware limited partnership

By:       ARCP GP OFC San Jose (Orchard) CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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COLE OFC WALNUT CREEK CA, LP,
a Delaware limited partnership

By:       Cole GP OFC Walnut Creek CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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CIM OFC SAN DIEGO CA, LP,
a Delaware limited partnership
By:       CIM GP OFC San Diego CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (CHARLOTTE DAVID TAYLOR) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Charlotte David Taylor) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (GREENSBORO) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Greensboro) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (WAKE FOREST) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Wake Forest) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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